UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2004

CNB Holdings, Inc.

(Exact name of registrant as specified in charter)

Georgia	000-23991	58-2362335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Northpoint Parkway, Suite 200, Alpharetta, GA	30022-4849

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 650-8262

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED JULY 30, 2004

Item 12.      Results of Operations and Financial Condition.

     On July 30, 2004, CNB Holdings, Inc. (the “Company”) issued a press release regarding its financial results for the six months ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNB HOLDINGS, INC.

Dated: August 5, 2004	By:	/s/ William R. Blanton
	Name:	William R. Blanton
	Title:	Vice Chairman, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of CNB Holdings, Inc., dated July 30, 2004.